                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04443

                          Eaton Vance Investment Trust
                          ----------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (registrant's Telephone Number)

                                    March 31
                                 --------------
                             Date of Fiscal Year End

                                 March 31, 2004
                            ------------------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS
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[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT MARCH 31, 2004

[GRAPHIC IMAGE]

EATON VANCE NATIONAL LIMITED
MATURITY MUNICIPALS FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

   The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

   The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

   EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

   If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

   Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004 LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the market volatility of recent years, many investors have become more concerned with risk management. That trend has been especially true in the municipal bond market, where the use of bond insurance has become increasingly common. Today, roughly half of all municipal bond issuance is composed of insured bonds. As part of our continuing educational series, we thought it might be helpful to discuss bond insurance and its impact on the municipal market.

THE USE OF BOND INSURANCE HAS GROWN DRAMATICALLY OVER THE YEARS...

Municipal bond insurance was initially developed in 1971, when AMBAC Assurance Corp., the nation's first municipal insurer, offered insurance as a way to guarantee principal and interest payments on bond issues in the event of a bond default. Over the following three decades, the municipal market has witnessed a surge in the use of insurance. For example, in 1980, just 3% of all municipal issuance was insured. However, by late 2003, that figure had risen to roughly 50%. Insurance has clear benefits for purchasers: the elimination of default risk of the underlying issuer, AAA quality ratings and an enhancement of an issue's liquidity. (It's important to note that, while insured bonds are insured as to principal and interest payments, they still remain subject to interest rate and market risks.)

THE MECHANICS OF MUNICIPAL BOND INSURANCE...

We start with the underlying reality that an issuer with a AAA credit rating will pay less in interest expense than an issuer with a lower credit rating. Thus, an issuer must first determine whether purchasing insurance is financially feasible. That is, will the interest savings offset the cost of insurance? If so, the issuer must then qualify for insurance. Just as an individual must qualify for insurance, so must a bond issuer meet certain criteria. The issuer provides key financial data and documents to potential insurers that are then used to assess the issuer's financial strength and underlying fundamentals. If the issuer qualifies, insurance is then effected by "direct purchase," with the payment of a one-time premium by the issuer. The premium fee is calculated as a percentage of the value of the bond issue - typically, around 50 basis points (0.50%), but more if the credit entails higher risk. (An alternative method of purchase involves "elective bidding," in which the insurance is purchased by bond dealers, who determine at the time the bond is sold whether it is more attractive as an insured or uninsured bond.)

IN-DEPTH CREDIT ANALYSIS INCLUDES INSURERS AS WELL AS BOND ISSUERS...

When analyzing municipal bonds, an investor naturally researches the issuer's fundamentals. However, if the bond is insured, the analyst is concerned with the soundness of the insurer as well. At Eaton Vance, analysis of the insured segment is an integral part of our total municipal research effort. Research includes, among other areas, analysis of an insurer's claims-paying ability, its capital structure and the overall quality of its portfolio of policies. Based on claims-paying ability, there are currently six bond insurers rated AAA by Moody's Investors Service, Standard & Poor's and Fitch Ratings - the nation's leading rating agencies.

INSURERS CAN PLAY A VALUABLE ROLE IN STRUCTURING BOND DEALS AND IMPROVING CREDIT QUALITY...

Insurers play an important role in capital formation for municipal borrowers, working closely with municipal officials to forge deals that raise capital for vital projects at affordable interest rates. In so doing, the insurers can help states and municipalities achieve more efficient fiscal management. Insurers often re-structure bond deals by insisting on provisions that are intended to make the deal more secure. That has proved a major benefit to investors in recent years. In a more risk-conscious climate, we believe that an ongoing analysis of the insured market is a necessary discipline to invest successfully in today's municipal market.

                                 Sincerely,

                                 /s/ Thomas J. Fetter

                                 Thomas J. Fetter
                                 President
                                 March 10, 2004

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

                                        2
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EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004
MARKET RECAP

Economic activity continued to gain strength in the year ended March 31, 2004, although the pace of the recovery was a topic of strong debate. Businesses increased capital spending, reinvesting in plants and equipment. Meanwhile, consumer spending remained very resilient, despite deepening concerns over the continuing conflict in Iraq, slow job growth and sharply rising gasoline prices. However, the investment climate remained generally positive and, against this backdrop, the bond market generated solid returns during the period.

THE CONSTRUCTION AND BUSINESS SERVICE SECTORS WERE AMONG THE LEADERS IN JOB GROWTH...

Construction employment, while subject to seasonal fluctuations, contributed strongly to the economy. Gains were also seen in the service sector, where business services, health care, education, retailing and leisure showed strength. Interestingly, temporary employment agencies reported some weakness, suggesting that employers may be increasingly inclined to begin hiring permanent employees. The manufacturing sector remained lackluster. However, hopes rose that recent trends showing less deterioration might mark an end to the relentless job losses dating to 2000.

WHILE KEEPING INTEREST RATES AT A RECORD LOW, THE FEDERAL RESERVE CONTINUED TO MONITOR THE ECONOMY CLOSELY FOR INFLATION...

The nation's Gross Domestic Product grew by 4.2% in the first quarter of 2004, following a 4.1% rise in the fourth quarter of 2003. While the figures suggested a sound overall economy, the slow pace of job creation remained a concern. The nation's unemployment rate was 5.7% in March 2004, down just 0.1% from 5.8% a year earlier. Recent labor market data have been unusually volatile. The Federal Reserve is likely to keep a close eye on future jobs reports - as well as prices of key commodities and consumer goods - for signs of a return of inflation. Late in the period, inflation appeared to be edging somewhat higher, especially energy, transportation and clothing costs. Nevertheless, through March, the Federal Reserve held its Federal Funds rate - a key short-term interest rate barometer - at 1.00%, where it has stood since June 2003.

The intermediate municipal bond market outperformed the intermediate Treasury market during the one-year period ending March 31, 2004. Five-year Treasury bond yields - which were around 2.71% at September 30, 2003 - rose to 2.77% by March 31, 2004, while 5-year municipal yields FELL from 2.65% to 2.49%. The Lehman Brothers 7-Year Municipal Bond Index posted a total return of 5.60% for the year ended March 31, 2004.*

STATE TAX RATES ROSE AGAIN IN 2003, INCREASING THE BURDEN ON STATE TAXPAYERS...

While federal taxes declined, state taxes rose significantly in 2002 and 2003, according to the Tax Foundation. Over the past decade, the fastest growing category of state tax collections was individual income taxes, which rose at an average annual rate of 7.7%. That trend has left taxpayers with a larger state tax bill and made a strong case for municipal bonds as one of the few remaining ways to pare one's tax burden. Thus, we continue to believe that municipal bonds remain a worthwhile consideration for tax-conscious investors.

 *It is not possible to invest directly in an index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[SIDENOTE]

Intermediate-term municipal bonds yield 90% of Treasury yields

5-Year AAA-rated
General Obligation (GO) Bonds*      2.49%

Taxable equivalent yield
in 35.0% tax bracket                3.83%

5-Year Treasury Bond                2.77%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yields. Statistics as of March 31, 2004.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004 INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- While some measures suggested the U.S. economy was slowly recovering, job growth remained sluggish. The nation's manufacturing sector continued to shed jobs, while global outsourcing took an increasing toll on the technology and service sectors. The nation's jobless rate was 5.7% in March 2004, down from 5.8% a year ago.

- Electric utilities constituted the Portfolio's largest sector weighting at March 31, 2004. The bonds have offered stable revenues in an uncertain economic climate. The sector also provided good diversification, as many U.S. communities have upgraded their power grids.

- Insured* transportation bonds were an important focus for the Portfolio. The Portfolio's investments focused primarily on major metropolitian airport authorities, with some additional exposure to turnpikes and bridge authorities.

- The competitive hospital sector continued to warrant close scrutiny. However, the Portfolio found opportunities in selected bonds, including two hospitals that are world renowned for their cardiac and transplant care.

- Management continued to adjust coupon structure and call protection, as market conditions dictated. Coupon structure and call protection can have a significant influence on the Portfolio's performance characteristics.

THE FUND

- During the year ended March 31, 2004, the Fund's Class A, Class B and Class C shares had total returns of 5.70%, 4.94% and 4.93%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.40 on March 31, 2004 from $10.25 on March 31, 2003, and the reinvestment of $0.425 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV per share to $10.41 on March 31, 2004 from $10.26 on March 31, 2003, and the reinvestment of $0.350 per share in tax-free income.(2) For Class C, this return resulted from an increase in NAV to $9.75 from $9.61, and the reinvestment of $0.327 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 2004 of $10.40 per share for Class A, $10.41 for Class B and $9.75 for Class C, the Fund's distribution rates were 4.13%, 3.41% and 3.38%, respectively.(3) The distribution rates are equivalent to taxable rates of 6.35%, 5.25% and 5.20%, respectively.(4)

- The SEC 30-day yields for Class A, Class B and Class C shares at March 31, 2004 were 3.36%, 2.71% and 2.69%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 5.17%, 4.17% and 4.14%, respectively.(4)

    *Private insurance does not decrease the risk of loss of principal associated with this investment.

(1) THESE RETURNS DO NOT INCLUDE THE 2.25% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES.
(2) A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO FEDERAL INCOME TAX AND/OR ALTERNATIVE MINIMUM TAX. INCOME MAY BE SUBJECT TO STATE INCOME TAX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) TAXABLE-EQUIVALENT RATES ASSUME MAXIMUM 35.00% FEDERAL INCOME TAX RATE. A LOWER RATE WOULD RESULT IN LOWER TAX-EQUIVALENT FIGURES.
(5) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.
(6) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 2.25% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 3%-1ST YEAR; 2.5%-2ND YEAR; 2%-3RD YEAR; 1%-4TH YEAR.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED RETURN.

FUND INFORMATION
as of March 31, 2004

PERFORMANCE(6)                                        CLASS A   CLASS B  CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                 5.70%     4.94%    4.93%
Five Years                                               4.81      4.02     4.00
Ten Years                                                N.A.      4.50     4.37
Life of Fund+                                            5.45      4.73     3.89

SEC Average Annual Total Returns (including sales
charge or applicable CDSC)
One Year                                                 3.28%     1.94%    3.93%
Five Years                                               4.34      4.02     4.00
Ten Years                                                N.A.      4.50     4.37
Life of Fund+                                            5.14      4.73     3.89

+ Inception Dates - Class A: 6/27/96; Class B: 5/22/92; Class C:12/8/93

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* March 31, 1994 - March 31, 2004

                  NATIONAL LIMITED MATURITY MUNICIPALS FUND- B
                               Inception: 5/22/92

                          FUND             FUND                    LEHMAN 7
                        VALUE AT        VALUE WITH              YEAR MUNI BOND
     DATE                 NAV          SALES CHARGE                 INDEX
 -----------------------------------------------------------------------------
      3/31/1994         10,000             N/A                     10,000
      4/30/1994         10,053                                     10,085
      5/31/1994         10,111                                     10,172
      6/30/1994         10,081                                     10,110
      7/31/1994         10,200                                     10,295
      8/31/1994         10,222                                     10,331
      9/30/1994         10,132                                     10,180
     10/31/1994         10,033                                      9,999
     11/30/1994          9,900                                      9,818
     12/31/1994         10,041                                     10,034
      1/31/1995         10,211                                     10,321
      2/28/1995         10,379                                     10,621
      3/31/1995         10,443                                     10,743
      4/30/1995         10,450                                     10,756
      5/31/1995         10,617                                     11,099
      6/30/1995         10,581                                     11,002
      7/31/1995         10,670                                     11,106
      8/31/1995         10,747                                     11,247
      9/30/1995         10,804                                     11,318
     10/31/1995         10,883                                     11,483
     11/30/1995         10,982                                     11,673
     12/31/1995         11,029                                     11,785
      1/31/1996         11,109                                     11,874
      2/29/1996         11,050                                     11,794
      3/31/1996         10,914                                     11,644
      4/30/1996         10,897                                     11,611
      5/31/1996         10,880                                     11,606
      6/30/1996         10,911                                     11,733
      7/31/1996         10,958                                     11,839
      8/31/1996         10,987                                     11,836
      9/30/1996         11,094                                     12,001
     10/31/1996         11,175                                     12,137
     11/30/1996         11,359                                     12,359
     12/31/1996         11,289                                     12,307
      1/31/1997         11,261                                     12,331
      2/28/1997         11,373                                     12,444
      3/31/1997         11,274                                     12,278
      4/30/1997         11,369                                     12,381
      5/31/1997         11,499                                     12,567
      6/30/1997         11,586                                     12,701
      7/31/1997         11,795                                     13,053
      8/31/1997         11,723                                     12,930
      9/30/1997         11,822                                     13,084
     10/31/1997         11,874                                     13,168
     11/30/1997         11,942                                     13,245
     12/31/1997         12,119                                     13,439
      1/31/1998         12,277                                     13,577
      2/28/1998         12,322                                     13,581
      3/31/1998         12,347                                     13,593
      4/30/1998         12,306                                     13,532
      5/31/1998         12,441                                     13,746
      6/30/1998         12,483                                     13,800
      7/31/1998         12,489                                     13,835
      8/31/1998         12,617                                     14,049
      9/30/1998         12,693                                     14,224
     10/31/1998         12,675                                     14,224
     11/30/1998         12,686                                     14,273
     12/31/1998         12,717                                     14,309
      1/31/1999         12,799                                     14,479
      2/28/1999         12,750                                     14,416
      3/31/1999         12,754                                     14,436
      4/30/1999         12,825                                     14,472
      5/31/1999         12,799                                     14,388
      6/30/1999         12,646                                     14,181
      7/31/1999         12,654                                     14,233
      8/31/1999         12,541                                     14,119
      9/30/1999         12,500                                     14,125
     10/31/1999         12,334                                     13,972
     11/30/1999         12,418                                     14,120
     12/31/1999         12,300                                     14,015
      1/31/2000         12,176                                     13,954
      2/29/2000         12,282                                     14,116
      3/31/2000         12,441                                     14,425
      4/30/2000         12,402                                     14,339
      5/31/2000         12,306                                     14,265
      6/30/2000         12,533                                     14,643
      7/31/2000         12,673                                     14,847
      8/31/2000         12,835                                     15,075
      9/30/2000         12,806                                     14,997
     10/31/2000         12,881                                     15,161
     11/30/2000         12,941                                     15,275
     12/31/2000         13,146                                     15,653
      1/31/2001         13,224                                     15,808
      2/28/2001         13,245                                     15,858
      3/31/2001         13,343                                     16,000
      4/30/2001         13,196                                     15,827
      5/31/2001         13,296                                     15,997
      6/30/2001         13,373                                     16,104
      7/31/2001         13,545                                     16,343
      8/31/2001         13,716                                     16,612
      9/30/2001         13,677                                     16,556
     10/31/2001         13,735                                     16,745
     11/30/2001         13,648                                     16,612
     12/31/2001         13,576                                     16,455
      1/31/2002         13,732                                     16,740
      2/28/2002         13,877                                     16,942
      3/31/2002         13,687                                     16,610
      4/30/2002         13,889                                     16,935
      5/31/2002         13,964                                     17,038
      6/30/2002         14,111                                     17,218
      7/31/2002         14,293                                     17,439
      8/31/2002         14,396                                     17,649
      9/30/2002         14,656                                     18,035
     10/31/2002         14,402                                     17,736
     11/30/2002         14,376                                     17,663
     12/31/2002         14,651                                     18,035
      1/31/2003         14,567                                     17,990
      2/28/2003         14,790                                     18,241
      3/31/2003         14,801                                     18,252
      4/30/2003         14,914                                     18,373
      5/31/2003         15,216                                     18,803
      6/30/2003         15,158                                     18,723
      7/31/2003         14,733                                     18,068
      8/31/2003         14,834                                     18,203
      9/30/2003         15,186                                     18,738
     10/31/2003         15,140                                     18,643
     11/30/2003         15,319                                     18,838
     12/31/2003         15,403                                     18,994
      1/31/2004         15,432                                     19,102
      2/29/2004         15,673                                     19,390
      3/31/2004         15,533                                     19,322

*Sources: Thomson Financial; Lipper Inc. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/27/96 at net asset value would have been worth $15,097 on March 31, 2004; $14,759, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 3/31/94 at net asset value would have been worth $15,337 on March 31, 2004. The performance graph and table do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 100.00% of the total dividends paid by the Fund from net investment income during the year ended March 31, 2004 is designated as an exempt-interest dividend.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2004

ASSETS
Investment in National Limited Maturity Municipals Portfolio, at value
   (identified cost, $218,971,743)                                           $     230,516,262
Receivable for Fund shares sold                                                      1,573,406
Prepaid expenses                                                                        21,525
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $     232,111,193
----------------------------------------------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                                             $         461,349
Dividends payable                                                                      338,753
Payable to affiliate for distribution and service fees                                  11,437
Payable to affiliate for Trustees' fees                                                    104
Accrued expenses                                                                        29,638
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $         841,281
----------------------------------------------------------------------------------------------
NET ASSETS                                                                   $     231,269,912
----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                              $     225,566,802
Accumulated net realized loss from Portfolio (computed on the basis
   of identified cost)                                                              (5,725,796)
Accumulated distributions in excess of net investment income                          (115,613)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                 11,544,519
----------------------------------------------------------------------------------------------
TOTAL                                                                        $     231,269,912
----------------------------------------------------------------------------------------------

CLASS A SHARES
NET ASSETS                                                                   $     130,466,489
SHARES OUTSTANDING                                                                  12,539,889
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)         $           10.40
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 97.75 of $10.40)                                          $           10.64
----------------------------------------------------------------------------------------------

CLASS B SHARES
NET ASSETS                                                                   $      33,730,722
SHARES OUTSTANDING                                                                   3,240,523
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)         $           10.41
----------------------------------------------------------------------------------------------

CLASS C SHARES
NET ASSETS                                                                   $      67,072,701
SHARES OUTSTANDING                                                                   6,877,809
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)         $            9.75
----------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2004

INVESTMENT INCOME
Interest allocated from Portfolio                                            $      10,854,162
Expenses allocated from Portfolio                                                   (1,160,379)
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                         $       9,693,783
----------------------------------------------------------------------------------------------

EXPENSES
Trustees' fees and expenses                                                  $           3,620
Distribution and service fees
   Class A                                                                             186,510
   Class B                                                                             309,276
   Class C                                                                             517,892
Transfer and dividend disbursing agent fees                                            109,016
Registration fees                                                                       66,082
Custodian fee                                                                           29,942
Printing and postage                                                                    17,993
Legal and accounting services                                                           17,899
Miscellaneous                                                                            4,748
----------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                               $       1,262,978
----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                        $       8,430,805
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO
Net realized gain (loss) --
   Investment transactions (identified cost basis)                           $         873,220
   Financial futures contracts                                                      (1,940,682)
----------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                            $      (1,067,462)
----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                       $       4,667,247
   Financial futures contracts                                                        (584,952)
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         $       4,082,295
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                             $       3,014,833
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $      11,445,638
----------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                 YEAR ENDED        YEAR ENDED
IN NET ASSETS                                       MARCH 31, 2004    MARCH 31, 2003
-------------------------------------------------------------------------------------
From operations --
   Net investment income                            $     8,430,805   $     6,591,440
   Net realized loss                                     (1,067,462)       (2,545,310)
   Net change in unrealized
      appreciation (depreciation)                         4,082,295         7,943,625
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS          $    11,445,638   $    11,989,755
-------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                       $    (5,132,061)  $    (4,672,945)
      Class B                                            (1,168,727)         (789,511)
      Class C                                            (1,947,384)       (1,197,430)
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 $    (8,248,172)  $    (6,659,886)
-------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                       $    48,454,822   $    58,794,542
      Class B                                            17,968,278        30,100,909
      Class C                                            37,670,041        47,068,652
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                             2,524,200         2,087,557
      Class B                                               562,608           339,580
      Class C                                               930,251           550,438
   Cost of shares redeemed
      Class A                                       $   (45,897,608)  $   (32,132,993)
      Class B                                           (13,921,274)       (5,646,432)
      Class C                                           (18,983,187)      (21,500,930)
   Net asset value of shares exchanged
      Class A                                             3,909,314         3,562,128
      Class B                                            (3,909,314)       (3,562,128)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                          $    29,308,131   $    79,661,323
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                          $    32,505,597   $    84,991,192
-------------------------------------------------------------------------------------

NET ASSETS
At beginning of year                                $   198,764,315   $   113,773,123
-------------------------------------------------------------------------------------
AT END OF YEAR                                      $   231,269,912   $   198,764,315
-------------------------------------------------------------------------------------

ACCUMULATED DISTRIBUTIONS
IN EXCESS OF NET INVESTMENT
INCOME INCLUDED IN NET ASSETS
AT END OF YEAR                                      $      (115,613)  $      (198,384)
-------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                                         ------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                         ------------------------------------------------------
                                                          2004(1)    2003(1)   2002(1)(2)    2001      2000(1)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $  10.250  $   9.860  $   10.040  $   9.790  $  10.490
---------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $   0.437  $   0.461  $    0.485  $   0.531  $   0.516
Net realized and unrealized gain (loss)                      0.138      0.395      (0.152)     0.241     (0.692)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   0.575  $   0.856  $    0.333  $   0.772  $  (0.176)
---------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $  (0.425) $  (0.466) $   (0.513) $  (0.522) $  (0.524)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $  (0.425) $  (0.466) $   (0.513) $  (0.522) $  (0.524)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $  10.400  $  10.250  $    9.860  $  10.040  $   9.790
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               5.70%      8.90%       3.39%      8.12%     (1.68)%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $ 130,466  $ 119,619  $   83,647  $  71,365  $  75,081
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                0.80%      0.82%       0.91%      0.94%      1.03%
   Expenses after custodian fee reduction(4)                  0.80%      0.81%       0.88%      0.93%      1.01%
   Net investment income                                      4.22%      4.54%       4.85%      5.37%      5.14%
Portfolio Turnover of the Portfolio                             27%        24%         12%        13%        27%
---------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using the average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accouting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                CLASS B
                                                         ------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                         ------------------------------------------------------
                                                          2004(1)    2003(1)   2002(1)(2)    2001      2000(1)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $  10.260  $   9.860  $   10.040  $   9.790  $  10.490
---------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $   0.360  $   0.381  $    0.409  $   0.461  $   0.438
Net realized and unrealized gain (loss)                      0.142      0.405      (0.155)     0.232     (0.693)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   0.502  $   0.786  $    0.254  $   0.693  $  (0.255)
---------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $  (0.352) $  (0.386) $   (0.434) $  (0.443) $  (0.445)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $  (0.352) $  (0.386) $   (0.434) $  (0.443) $  (0.445)
---------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                           $  10.410  $  10.260  $    9.860  $  10.040  $   9.790
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               4.94%      8.15%       2.58%      7.26%     (2.46)%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $  33,731  $  32,517  $   10,638  $   7,840  $   6,452
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.55%      1.57%       1.66%      1.68%      1.81%
   Expenses after custodian fee reduction(4)                  1.55%      1.56%       1.63%      1.67%      1.79%
   Net investment income                                      3.48%      3.75%       4.09%      4.61%      4.36%
Portfolio Turnover of the Portfolio                             27%        24%         12%        13%        27%
---------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using the average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accouting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.07% to 4.09%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                CLASS C
                                                         ------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                         ------------------------------------------------------
                                                          2004(1)    2003(1)   2002(1)(2)    2001      2000(1)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $   9.610  $   9.240  $    9.400  $   9.160  $   9.820
---------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $   0.335  $   0.357  $    0.379  $   0.423  $   0.401
Net realized and unrealized gain (loss)                      0.133      0.379      (0.138)     0.225     (0.651)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   0.468  $   0.736  $    0.241  $   0.648  $  (0.250)
---------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $  (0.328) $  (0.366) $   (0.401) $  (0.408) $  (0.410)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $  (0.328) $  (0.366) $   (0.401) $  (0.408) $  (0.410)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $   9.750  $   9.610  $    9.240  $   9.400  $   9.160
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               4.93%      8.12%       2.58%      7.25%     (2.57)%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $  67,073  $  46,629  $   19,488  $   7,517  $   7,712
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.55%      1.57%       1.66%      1.69%      1.90%
   Expenses after custodian fee reduction(4)                  1.55%      1.56%       1.63%      1.68%      1.88%
   Net investment income                                      3.45%      3.75%       4.05%      4.61%      4.26%
Portfolio Turnover of the Portfolio                             27%        24%         12%        13%        27%
---------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using the average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accouting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.03% to 4.05%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or
   (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. In addition, Class B shares acquired through the reinvestment of distributions will also convert to Class A shares in proportion to shares not acquired through reinvestment. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of paid shares of each class to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at March 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $4,394,888 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire as follows: March 31, 2005, $1,120,027, March 31, 2006, $320,446, March 31,
   2007, $60,400, March 31, 2009, $248,691, March 31, 2010, $146,034, March 31,
   2011, $1,719,505 and March 31, 2012, $779,785. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated Investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at March 31, 2004, the Fund had net capital losses of $2,063,876 attributable to security transactions incurred after October 31, 2003. These are treated as arising on the first day of the Fund's next taxable year.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   H OTHER -- Investment transactions are accounted for on a trade-date basis.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2005 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                         YEAR ENDED MARCH 31,
                                                      --------------------------
   CLASS A                                                  2004            2003
   -----------------------------------------------------------------------------
   Sales                                               4,677,338       5,791,770
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                      243,429         205,741
   Redemptions                                        (4,429,599)     (3,165,456)
   Exchange from Class B shares                          377,655         351,348
   -----------------------------------------------------------------------------
   NET INCREASE                                          868,823       3,183,403
   -----------------------------------------------------------------------------

                                                         YEAR ENDED MARCH 31,
   -----------------------------------------------------------------------------
   Class B                                                  2004            2003
   -----------------------------------------------------------------------------
   Sales                                               1,745,301       2,964,288
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       54,235         33,384
   Redemptions                                        (1,352,076)       (555,356)
   Exchange to Class A shares                           (377,421)       (350,985)
   -----------------------------------------------------------------------------
   NET INCREASE                                           70,039       2,091,331
   -----------------------------------------------------------------------------

                                                         YEAR ENDED MARCH 31,
   -----------------------------------------------------------------------------
   CLASS C                                                  2004            2003
   -----------------------------------------------------------------------------
   Sales                                               3,888,131       4,947,861
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       95,792          57,945
   Redemptions                                        (1,958,861)     (2,262,121)
   -----------------------------------------------------------------------------
   Net increase                                        2,025,062       2,743,685
   -----------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Management (EVM) earned $7,904 from the transfer agent for the year ended March 31, 2004. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $21,204 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2004.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect a distribution plan for Class B shares (Class B Plan) and for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A
   Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class B shares sold and 6.25% of the amount received by the Fund for each Class C share sold and, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 2004, the Fund paid or accrued $257,730 and $431,577 for Class B and Class C shares, respectively, to EVD, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,453,000 and $9,763,000 for Class B and Class C shares, respectively.

   The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.15% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 2004 amounted to $186,510, $51,546, and $86,315 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $57,000 and $22,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 2004, aggregated $107,868,792 and $87,799,183, respectively.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2004 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE INVESTMENT TRUST AND SHAREHOLDERS OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) (the "Fund") as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 19, 2004

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO as of March 31, 2004 PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                                             VALUE
-------------------------------------------------------------------------------------------------------
COGENERATION -- 1.9%

$          1,765   Carbon County, PA, IDA, (Panther Creek Partners), (AMT),
                   6.65%, 5/1/10                                                        $     1,932,304
             240   New Jersey EDA, (Trigen-Trenton), (AMT),
                   6.10%, 12/1/04                                                               241,126
             675   Pennsylvania EDA, (Resource Recovery-
                   Northampton), (AMT), 6.75%, 1/1/07                                           705,091
           1,400   Pennsylvania EDA, (Resource Recovery-Colver), (AMT),
                   7.05%, 12/1/10                                                             1,455,790
-------------------------------------------------------------------------------------------------------
                                                                                        $     4,334,311
-------------------------------------------------------------------------------------------------------

EDUCATION -- 4.2%

$          2,000   Illinois Educational Facility Authority, (Art Institute
                   of Chicago), 4.45%, 3/1/34                                           $     2,007,840
           2,815   Missouri Health and Educational Facilities Authority,
                   (St. Louis University), 5.50%, 10/1/16                                     3,273,958
             850   New Hampshire HEFA, (Colby-Sawyer College),
                   7.20%, 6/1/12                                                                901,714
             425   New Jersey Educational Facilities Authority, (Stevens
                   Institute of Technology), 5.00%, 7/1/11                                      465,630
           1,235   New Jersey Educational Facilities Authority, (Steven's
                   Institute of Technology), 5.00%, 7/1/12                                   1,344,977
           1,700   University of Illinois, 0.00%, 4/1/15                                     1,056,652
           1,000   University of Illinois, 0.00%, 4/1/16                                       585,560
-------------------------------------------------------------------------------------------------------
                                                                                        $     9,636,331
-------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 13.3%

$          1,000   Brazos River Authority, TX, (Reliant Energy, Inc.),
                   5.20%, 12/1/18                                                       $     1,098,970
           1,500   Brazos River Authority, TX, (Reliant Energy, Inc.),
                   5.375%, 4/1/19                                                             1,482,525
           1,500   California Department of Water Resource Power Supply,
                   5.125%, 5/1/18                                                             1,589,295
           3,000   Energy Northwest Washington Electric, (Columbia
                   Generating), 5.50%, 7/1/15                                                 3,452,760
           1,000   Illinois Development Finance Authority PCR, (AMT),
                   5.00%, 6/1/28                                                              1,070,490
           2,500   New Hampshire Business Finance Authority Pollution
                   Control, (Central Maine Power Co.), 5.375%, 5/1/14                         2,716,850
           3,050   New York Energy Research and Development Authority
                   Facility, (AMT), 4.70%, 6/1/36                                             3,108,621
           4,000   North Carolina Eastern Municipal Power Agency,
                   5.375%, 1/1/13                                                             4,376,160
           4,000   North Carolina Municipal Power Agency, (Catawba),
                   5.50%, 1/1/13                                                              4,500,320
$          1,000   North Carolina Municipal Power Agency, (Catawba),
                   6.375%, 1/1/13                                                       $     1,144,040
           1,250   Sam Rayburn, TX, Municipal Power Agency, Power
                   Supply System, 6.00%, 10/1/16                                              1,362,337
           1,000   San Antonio, TX, Electric and Natural Gas,
                   4.50%, 2/1/21                                                              1,002,750
           3,500   Wake County, NC, Industrial Facilities and Pollution
                   Control Financing Authority, (Carolina Power and
                   Light Co.), 5.375%, 2/1/17                                                 3,783,780
-------------------------------------------------------------------------------------------------------
                                                                                        $    30,688,898
-------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 6.6%

$          1,000   Arkansas State Student Loan Authority, (AMT),
                   Prerefunded to 6/1/06, 6.25%, 6/1/10                                 $     1,086,550
             140   Connecticut HEFA, (Sacred Heart University),
                   Prerefunded to 7/1/07, 6.00%, 7/1/08                                         160,660
             480   Florence, KY, Housing Facilities, (Bluegrass Housing),
                   Escrowed to Maturity, 7.25%, 5/1/07                                          482,222
             565   Forsyth County, GA, Hospital Authority, (Georgia
                   Baptist Health Care System), Escrowed to
                   Maturity, 6.00%, 10/1/08                                                     620,845
             475   Kimball, NE, EDA, (Clean Harbors), (AMT),
                   Prerefunded to 9/1/06, 10.75%, 9/1/26                                        582,269
           3,500   Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 6.45%, 1/1/17                                        3,966,095
             650   Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 7.876%, 1/1/11                                         773,545
           3,000   Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20                                        3,303,120
           2,110   Metropolitan Transportation Authority of New York,
                   Prerefunded to 7/1/15, 5.50%, 7/1/17                                       2,485,538
           1,195   North Carolina Eastern Municipal Power Agency,
                   Escrowed to Maturity, 4.00%, 1/1/18                                        1,200,605
             490   Saint Tammany, LA, Public Trust Finance Authority,
                   (Christwood), Escrowed to Maturity, 8.75%, 11/15/05                          529,910
-------------------------------------------------------------------------------------------------------
                                                                                        $    15,191,359
-------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 7.3%

$          4,000   California, 5.25%, 11/1/16                                           $     4,320,200
           1,000   Keller, TX, Independent School District, 0.00%, 8/15/11                      773,180
             500   Kershaw County, SC, School District, 5.00%, 2/1/18                           532,960
           5,000   Maryland, 5.00%, 8/1/13                                                    5,693,300
           1,650   McAllen, TX, Independent School District, (PSF),
                   4.50%, 2/15/18                                                             1,668,925
           1,500   New York City, NY, 5.625%, 12/1/13                                         1,682,310
           2,000   New York City, NY, 5.875%, 8/15/13                                         2,191,040
-------------------------------------------------------------------------------------------------------
                                                                                        $    16,861,915
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                                             VALUE
-------------------------------------------------------------------------------------------------------
HEALTH CARE - MISCELLANEOUS -- 1.2%

$          2,000   Illinois HFA, (Lutheran Social Services),
                   6.125%, 8/15/10                                                      $     2,003,720
             150   Pittsfield Township, MI, EDC, (Arbor Hospice),
                   7.875%, 8/15/27                                                              145,774
             544   Tax Revenue Exempt Securities Trust, Community
                   Health Provider, (Pooled Loan Program Various States
                   Trust Certificates), 6.00%, 12/1/36                                          560,698
-------------------------------------------------------------------------------------------------------
                                                                                        $     2,710,192
-------------------------------------------------------------------------------------------------------

HOSPITAL -- 9.8%

$            550   Colorado Health Facilities Authority, (Parkview
                   Medical Center), 5.75%, 9/1/09                                       $       612,513
             500   Colorado Health Facilities Authority, (Parkview
                   Memorial Hospital), 6.125%, 9/1/25                                           523,290
           2,500   Cuyahoga County, OH, (Cleveland Clinic Health
                   System), 6.00%, 1/1/17                                                     2,810,175
             100   Michigan Hospital Finance Authority, (Central Michigan
                   Community Hospital), 6.00%, 10/1/05                                          103,368
             100   Michigan Hospital Finance Authority, (Central Michigan
                   Community Hospital), 6.10%, 10/1/06                                          105,088
             225   Michigan Hospital Finance Authority, (Central Michigan
                   Community Hospital), 6.20%, 10/1/07                                          239,355
             700   Michigan Hospital Finance Authority, (Gratiot
                   Community Hospital), 6.10%, 10/1/07                                          736,589
           2,000   Michigan Hospital Finance Authority, (Henry Ford
                   Health System), 5.50%, 3/1/14                                              2,189,300
           1,000   Michigan Hospital Finance Authority, (Memorial
                   Healthcare Center), 5.875%, 11/15/21                                       1,030,860
             300   New Hampshire HEFA, (Littleton Hospital Association),
                   5.45%, 5/1/08                                                                302,538
           1,140   New Jersey Health Care Facilities Financing Authority,
                   (Capital Health System), 5.125%, 7/1/12                                    1,192,155
           2,780   New York Dormitory Authority, (Lenox Hill Hospital),
                   5.75%, 7/1/15                                                              3,086,606
           2,185   Oklahoma Development Finance Authority, (Hillcrest
                   Health System), 5.00%, 8/15/09                                             1,954,002
           2,000   Orange County, FL, Health Facilities Authority, (Adventist
                   Health System), 5.25%, 11/15/18                                            2,144,200
           2,000   Orange County, FL, Health Facilities Authority, (Adventist
                   Health System), 6.375%, 11/15/20                                           2,212,340
           2,000   South Carolina Jobs-Economic Development Authority,
                   (Palmetto Health Alliance), 6.00%, 8/1/12                                  2,209,640
           1,000   Sullivan County, TN, Health Educational and Housing
                   Facility Board, (Wellmont Health System), 6.75%, 9/1/15                    1,148,240
-------------------------------------------------------------------------------------------------------
                                                                                        $    22,600,259
-------------------------------------------------------------------------------------------------------

HOUSING -- 0.6%

$            600   Georgia Private Colleges and Universities Authority,
                   Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31       $       618,876
             690   Sandaval County, NM, Multifamily, 6.00%, 5/1/32                              689,027
             165   Texas Student Housing Corp., (University of Northern
                   Texas), 9.375%, 7/1/06                                                       161,426
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,469,329
-------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 4.7%

$            390   Austin, TX, (Cargoport Development LLC), (AMT),
                   7.50%, 10/1/07                                                       $       393,802
             435   Austin, TX, (Cargoport Development LLC), (AMT),
                   8.30%, 10/1/21                                                               462,257
             500   Cartersville, GA, Development Authority Waste and
                   Wastewater Facility, (Anheuser-Busch), (AMT),
                   5.10%, 2/1/12                                                                545,035
           1,185   Connecticut Development Authority, (Frito Lay),
                   6.375%, 7/1/04                                                             1,189,811
           1,320   Denver, CO, City and County Special Facilities,
                   (United Airlines), (AMT), 6.875%, 10/1/32                                  1,082,400
           1,630   Houston, TX, Industrial Development Corp., (AMT),
                   6.375%, 1/1/23                                                             1,667,604
           1,000   Michigan Job Development Authority, (General
                   Motors Corp.), PCR, 5.55%, 4/1/09                                          1,001,710
           1,440   New Jersey EDA, (Continental Airlines), (AMT),
                   6.25%, 9/15/19                                                             1,219,766
           1,000   New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27(1)                                                             980,000
           1,500   Nez Perce County, ID, PCR, (Potlatch Corp.),
                   6.125%, 12/1/07                                                            1,517,025
             790   Ohio Economic Development, (Ohio Enterprise Bond
                   Fund), (AMT), 5.25%, 12/1/15                                                 832,518
-------------------------------------------------------------------------------------------------------
                                                                                        $    10,891,928
-------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 0.1%

$            500   Southern Illinois University, Housing and Auxiliary
                   Facilities, (MBIA), 0.00%, 4/1/17                                    $       277,530
-------------------------------------------------------------------------------------------------------
                                                                                        $       277,530
-------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 3.8%

$            750   California Pollution Control Financing Authority, PCR,
                   (Pacific Gas and Electric), (MBIA), (AMT),
                   5.35%, 12/1/16                                                       $       819,765
           1,010   Energy Northwest Washington Electric, (FSA),
                   5.50%, 7/1/13                                                              1,156,177
           1,975   Long Island Power Authority, NY, Electric System
                   Revenue, (XLCA), 5.25%, 12/1/13                                            2,271,684

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                                             VALUE
-------------------------------------------------------------------------------------------------------
INSURED-ELECTRIC UTILITIES (CONTINUED)

$          2,000   Long Island Power Authority, NY, Electric System
                   Revenue, (XLCA), 5.25%, 6/1/14                                       $     2,277,860
             500   Muscatine, IA, Electric, (AMBAC), 5.50%, 1/1/11                              576,670
             500   Muscatine, IA, Electric, (AMBAC), 5.50%, 1/1/12                              578,540
           1,000   Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18               1,154,680
-------------------------------------------------------------------------------------------------------
                                                                                        $     8,835,376
-------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 1.7%

$          1,000   Long Island Power Authority, NY, Electric System
                   Revenue, (FSA), Escrowed to Maturity, 5.25%, 12/1/14                 $     1,158,970
           1,000   Metropolitan Transportation Authority, NY, Commuter
                   Facilities, (AMBAC), Escrowed to Maturity, 5.00%, 7/1/20                   1,081,090
           1,000   Metropolitan Transportation Authority, NY, Transit
                   Facilities, (FGIC), Prerefunded to 10/1/15, 4.50%, 4/1/18                  1,082,670
             500   Metropolitan Transportation Authority, NY, Transit
                   Facilities, (MBIA), Escrowed to Maturity, 5.00%, 7/1/17                      549,950
-------------------------------------------------------------------------------------------------------
                                                                                        $     3,872,680
-------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 4.8%

$          2,500   Chicago, IL, (Central Loop Redevelopment), (XLCA), 0.00%, 12/1/08    $     2,203,450
           1,000   Hillsborough Township, NJ, School District, (FSA), 5.375%, 10/1/18         1,156,760
           1,000   Massachusetts, (FSA), 5.25%, 8/1/16                                        1,139,020
           1,850   New York, NY, (FGIC), 5.50%, 6/1/12                                        2,133,901
           2,000   New York, NY, (FGIC), 5.75%, 3/15/11                                       2,328,340
           1,400   Springfield, OH, City School District, (FGIC), 5.00%, 12/1/17              1,528,310
           1,000   St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/16                      601,020
-------------------------------------------------------------------------------------------------------
                                                                                        $    11,090,801
-------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.8%

$            775   Akron, Bath and Copley, OH, Township, Hospital District,
                   (Childrens Hospital Center), (FSA), 5.25%, 11/15/15                  $       858,560
           1,180   Akron, Bath and Copley, OH, Township, Hospital District,
                   (Childrens Hospital Center), (FSA), 5.25%, 11/15/16                        1,302,024
           2,000   El Paso County, TX, Hospital District, (MBIA), 0.00%, 8/15/06              1,916,580
-------------------------------------------------------------------------------------------------------
                                                                                        $     4,077,164
-------------------------------------------------------------------------------------------------------

INSURED-INDUSTRIAL DEVELOPMENT REVENUE -- 1.4%
$            215   Connecticut Airport, (Bradley International Airport),
                   Signature Flight, (FGIC), 7.40%, 10/1/04                             $       221,566
           2,000   Forsyth, MT, PCR, (Avista Corp.), (AMBAC), 5.00%, 10/1/32(2)               2,175,860
             500   Monroe County, MI, (Detroit Edison), (AMBAC), (AMT), 6.35%, 12/1/04          516,940
             400   Piedmont, SC, Municipal Power Agency, (MBIA), 5.00%, 1/1/15                  419,720
-------------------------------------------------------------------------------------------------------
                                                                                        $     3,334,086
-------------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 2.1%

$          1,000   Laredo, TX, Certificates of Obligation, (MBIA),
                   4.50%, 2/15/17                                                       $     1,015,400
           2,000   New York Dormitory Authority, (XLCA), 5.25%, 7/1/32                        2,249,520
           2,100   Texas Public Finance Authority, (MBIA), 0.00%, 2/1/12                      1,571,556
-------------------------------------------------------------------------------------------------------
                                                                                        $     4,836,476
-------------------------------------------------------------------------------------------------------

INSURED-MISCELLANEOUS -- 0.5%

$          1,000   Missouri Development Finance Board Cultural Facility,
                   (Nelson Gallery Foundation), (MBIA), 5.25%, 12/1/14                  $     1,126,620
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,126,620
-------------------------------------------------------------------------------------------------------

INSURED-SOLID WASTE -- 0.6%

$          1,175   Massachusetts Development Finance Agency, (Semass
                   System), (MBIA), 5.625%, 1/1/12                                      $     1,353,036
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,353,036
-------------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 0.5%
$          1,000   Reno, NV, Capital Improvements, (FGIC), 5.625%, 6/1/14               $     1,153,290
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,153,290
-------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 11.9%

$          2,295   Chicago, IL, O'Hare International Airport, (MBIA),
                   (AMT), 5.75%, 1/1/17                                                 $     2,543,434
           1,000   Denver, CO, City and County Airport, (FSA), (AMT), 5.00%, 11/15/11         1,089,640
           1,640   Denver, CO, City and County Airport, (MBIA), 6.00%, 11/15/11               1,932,560
           1,090   Guam International Airport Authority, (MBIA), 5.25%, 10/1/15               1,227,547
           1,000   Houston, TX, Airport System, (FGIC), (AMT), 5.50%, 7/1/12                  1,111,010

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                                             VALUE
-------------------------------------------------------------------------------------------------------
INSURED-TRANSPORTATION (CONTINUED)

$          2,000   Kenton County, KY, Airport, (Cincinnati/Northern
                   Kentucky), (MBIA), (AMT), 5.625%, 3/1/13                             $     2,239,780
           2,500   Massachusetts Port Authority, (Delta Airlines),
                   (AMBAC), (AMT), 5.50%, 1/1/15                                              2,705,725
           1,000   Miami-Dade County, FL, Aviation, (Miami International
                   Airport), (FGIC), (AMT), 5.50%, 10/1/13                                    1,118,500
           2,000   Minneapolis and St. Paul, MN, Metropolitan Airport
                   Commission, (FGIC), (AMT), 5.25%, 1/1/11                                   2,205,520
           1,430   Minneapolis and St. Paul, MN, Metropolitan Airports
                   Commission Airport, (FGIC), (AMT), 6.00%, 1/1/11                           1,623,565
           2,000   New Jersey Transportation Trust Fund Authority, (FSA),
                   5.50%, 10/1/14                                                             2,323,180
           1,000   Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/18                           1,163,690
           1,000   Port Seattle, WA, (MBIA), (AMT), 6.00%, 2/1/11                             1,151,770
           2,635   San Francisco, CA, City and County International
                   Airport Commission, (FGIC), 5.00%, 5/1/19                                  2,792,995
           2,000   Wayne Charter County, MI, Metropolitan Airport, (FGIC),
                   (AMT), 5.50%, 12/1/15                                                      2,216,240
-------------------------------------------------------------------------------------------------------
                                                                                        $    27,445,156
-------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 0.7%

$          2,000   Honolulu, HI, Wastewater System, (FGIC), 0.00%, 7/1/11               $     1,551,860
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,551,860
-------------------------------------------------------------------------------------------------------

LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 0.7%

$          1,500   New York Dormitory Authority, (Court Facilities), 5.50%, 5/15/17     $     1,662,630
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,662,630
-------------------------------------------------------------------------------------------------------

NURSING HOME -- 0.8%

$            840   Clovis, NM, IDR, (Retirement Ranches, Inc.), 7.75%, 4/1/19           $       875,120
             485   Massachusetts IFA, (Age Institute of Massachusetts),
                   7.60%, 11/1/05                                                               486,019
             493   Wisconsin HEFA, (Wisconsin Illinois Senior Housing), 7.00%, 8/1/29           468,068
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,829,207
-------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 4.0%

$            890   Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20                 $       935,212
           2,000   California Statewide Communities Development
                   Authority, (East Valley Tourist Development Authority),
                   8.25%, 10/1/14                                                             2,050,760
           2,400   Capital Trust Agency, FL, (Seminole Tribe Convention),
                   8.95%, 10/1/33                                                             2,822,832
$          1,000   Capital Trust Agency, FL, (Seminole Tribe Convention),
                   10.00%, 10/1/33                                                      $     1,242,680
             890   Iowa Finance Authority, (Southbridge Mall), 6.375%, 12/1/13                  827,914
           1,000   Mohegan Tribe, CT, Gaming Authority, 5.375%, 1/1/11                        1,092,630
             330   Santa Fe, NM, (Crow Hobbs), 8.25%, 9/1/05                                    328,327
-------------------------------------------------------------------------------------------------------
                                                                                        $     9,300,355
-------------------------------------------------------------------------------------------------------

POOLED LOANS -- 1.3%

$          1,900   Arizona Educational Loan Marketing Corp., (AMT), 6.25%, 6/1/06       $     2,021,752
           1,000   Arizona Student Loan Acquisition Authority, (AMT), 7.625%, 5/1/10          1,022,970
-------------------------------------------------------------------------------------------------------
                                                                                        $     3,044,722
-------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 1.6%

$            770   Albuquerque, NM, Retirement Facilities, (La Vida
                   Liena Retirement Center), 6.60%, 12/15/28                            $       762,493
           1,105   Arizona Health Facilities Authority, (Care Institute, Inc.-
                   Mesa), 7.625%, 1/1/06(3)                                                     978,864
             500   Kansas City, MO, IDR, (Kingswood Manor), 5.80%, 11/15/17                     460,580
             240   Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30                        229,006
             320   Mesquite, TX, Health Facilities Development, (Christian
                   Care Centers), 7.00%, 2/15/10                                                342,211
             395   Michigan Hospital Finance Authority, (Presbyterian
                   Villages), 6.20%, 1/1/06                                                     402,612
             495   North Miami, FL, Health Facilities Authority,
                   (Imperial Club), 6.75%, 1/1/33                                               443,931
-------------------------------------------------------------------------------------------------------
                                                                                        $     3,619,697
-------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 4.9%

$          1,500   Brentwood, CA, Infrastructure Financing Authority, 6.375%, 9/2/33    $     1,544,430
             500   Concorde Estates Community Development District, FL,
                   Capital Improvements, 5.00%, 5/1/11                                          495,720
             500   Cottonwood, CO, Water and Sanitation District, 7.75%, 12/1/20                531,085
           2,000   Detroit, MI, Downtown Development Authority Tax
                   Increment, 0.00%, 7/1/21                                                     799,060
             450   Fishhawk, FL, Community Development District II, 5.00%, 11/1/07              450,639
             250   Frederick County, MD, Urbana Community Development
                   Authority, 6.625%, 7/1/25                                                    259,878
             500   Gateway, FL, Services Community Development District,
                   (Stoneybrook), 5.50%, 7/1/08                                                 502,490

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                                             VALUE
-------------------------------------------------------------------------------------------------------
SPECIAL TAX REVENUE (CONTINUED)

$          2,000   Heritage Harbour, FL, South Community Development
                   District, Capital Improvements, 5.25%, 11/1/08                       $     2,011,620
             170   Heritage Palms Community Development District, FL,
                   Capital Improvements, 6.25%, 11/1/04                                         170,359
             275   Longleaf, FL, Community Development District,
                   6.20%, 5/1/09                                                                268,540
           1,000   New York Local Government Assistance Corp.,
                   5.25%, 4/1/16                                                              1,127,880
           2,000   Sterling Hill Community Development District, FL,
                   Capital Improvements, 5.50%, 11/1/10                                       2,014,700
             165   Stoneybrook, FL, West Community Development
                   District, 6.45%, 5/1/10                                                      168,348
             850   Tiverton, RI, Obligation Tax Increment, (Mount Hope
                   Bay Village), 6.00%, 5/1/09                                                  854,191
-------------------------------------------------------------------------------------------------------
                                                                                        $    11,198,940
-------------------------------------------------------------------------------------------------------

TRANSPORTATION -- 4.4%

$          1,170   Delaware River Joint Toll Bridge Commission, PA, 5.25%, 7/1/15       $     1,298,794
             300   Eagle County, CO, Airport Terminal Corp.,
                   (American Airlines), (AMT), 6.75%, 5/1/06                                    302,343
           2,500   Louisiana Offshore Terminal Authority, Deepwater
                   Port Revenue, (Loop, LLC), 5.25%, 9/1/15                                   2,701,325
           2,000   New Jersey Transportation Trust Fund Authority,
                   (Transportation System), 5.50%, 6/15/14                                    2,294,560
           1,000   Northwest Arkansas Regional Airport Authority, (AMT), 7.625%, 2/1/27       1,069,960
           1,000   Port Authority of New York and New Jersey, 5.375%, 3/1/28                  1,115,080
           1,300   Port Authority of New York and New Jersey, (AMT), 5.50%, 7/15/12           1,395,394
-------------------------------------------------------------------------------------------------------
                                                                                        $    10,177,456
-------------------------------------------------------------------------------------------------------

WATER AND SEWER -- 0.7%

$            500   Michigan Municipal Bond Authority, (Drinking Water), 5.25%, 10/1/19  $       549,350
           1,000   Ohio Water Development Authority, Solid Waste Disposal,
                   (Bay Shore Power), (AMT), 6.625%, 9/1/20                                   1,021,620
-------------------------------------------------------------------------------------------------------
                                                                                        $     1,570,970
-------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 97.9%
   (IDENTIFIED COST $213,616,863)                                                       $   225,742,574
-------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.1%                                                  $     4,773,699
-------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                    $   230,516,273
-------------------------------------------------------------------------------------------------------

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At March 31, 2004, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

New York                                                       14.3%
Others, representing less than 10% individually                83.6%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2004, 30.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.4% to 9.8% of total investments.

(1) Non-income producing security.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3) The Portfolio is accruing only partial interest on this security.

                        See notes to financial statements

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO as of March 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2004

ASSETS
Investments, at value (identified cost, $213,616,863)                        $     225,742,574
Cash                                                                                   999,753
Receivable for investments sold                                                        400,000
Interest receivable                                                                  3,573,023
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $     230,715,350
----------------------------------------------------------------------------------------------

LIABILITIES
Payable for daily variation margin on open financial futures contracts       $         195,414
Payable to affiliate for Trustees' fees                                                    110
Accrued expenses                                                                         3,553
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $         199,077
----------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                    $     230,516,273
----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals                      $     218,971,753
Net unrealized appreciation (computed on the basis of
   identified cost)                                                                 11,544,520
----------------------------------------------------------------------------------------------
TOTAL                                                                        $     230,516,273
----------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2004

INVESTMENT INCOME
Interest                                                                     $      10,854,162
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      $      10,854,162
----------------------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                                       $         971,890
Trustees' fees and expenses                                                             12,833
Custodian fee                                                                          108,696
Legal and accounting services                                                           35,781
Miscellaneous                                                                           31,179
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               $       1,160,379
----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                        $       9,693,783
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
   Investment transactions (identified cost basis)                           $         873,221
   Financial futures contracts                                                      (1,940,682)
----------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                            $      (1,067,461)
----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                       $       4,667,247
   Financial futures contracts                                                        (584,952)
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         $       4,082,295
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                             $       3,014,834
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $      12,708,617
----------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                 YEAR ENDED        YEAR ENDED
IN NET ASSETS                                       MARCH 31, 2004    MARCH 31, 2003
-------------------------------------------------------------------------------------
From operations --
   Net investment income                            $     9,693,783   $     7,400,367
   Net realized loss                                     (1,067,461)       (2,545,310)
   Net change in unrealized
      appreciation (depreciation)                         4,082,295         7,943,626
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS          $    12,708,617   $    12,798,683
-------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                    $   107,868,792   $   138,158,290
   Withdrawals                                          (87,799,183)      (68,074,678)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                             $    20,069,609   $    70,083,612
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                          $    32,778,226   $    82,882,295
-------------------------------------------------------------------------------------

NET ASSETS
At beginning of year                                $   197,738,047   $   114,855,752
-------------------------------------------------------------------------------------
AT END OF YEAR                                      $   230,516,273   $   197,738,047
-------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                          YEAR ENDED MARCH 31,
                                                         ------------------------------------------------------
                                                            2004       2003      2002(1)     2001       2000
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.54%      0.55%       0.57%      0.61%      0.65%
   Expenses after custodian fee reduction                     0.54%      0.54%       0.54%      0.60%      0.63%
   Net investment income                                      4.48%      4.79%       5.18%      5.68%      5.49%
Portfolio Turnover                                              27%        24%         12%        13%        27%
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                               5.99%      9.18%       3.75%        --         --
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                  $ 230,516  $ 197,738  $  114,856  $  86,917  $  89,937
---------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of the net investment income to average net assets from 5.16% to 5.18%. Ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO as of March 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   The objective of the National Limited Maturity Municipals Portfolio (The Portfolio) is to provide high current income exempt from regular federal income tax. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the state of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At March 31, 2004, the Eaton Vance National Limited Maturity Municipals Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its respective investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

   F WHEN-ISSUED AND DELAYED TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT.

   All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER - Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 2004, the fee was equivalent to 0.45% of the Portfolio's average net assets for such period and amounted to $971,890. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2004, no significant amounts have been deferred.

   During the year ended March 31, 2004, the Portfolio engaged in purchase and sale transactions with other Portfolios that also utilize BMR as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $1,396,979 and $2,090,356, respectively.

3  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings may be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 2004.

4  INVESTMENTS

   Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $82,323,334 and $57,941,636, respectively, for the year ended March 31, 2004.

5  FEDERAL INCOME TAX BASIS OF INVESTMENTS

   The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                                $ 213,465,087
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  12,691,744
   Gross unrealized depreciation                                      (414,257)
   -----------------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                                   $  12,277,487
   -----------------------------------------------------------------------------

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments as of March 31, 2004, is as follows:

   FUTURES CONTRACTS

   EXPIRATION                                                   NET UNREALIZED
   DATE(S)              CONTRACTS                 POSITION      DEPRECIATION
   -----------------------------------------------------------------------------
   6/04                 220 U.S. Treasury Bond    Short         $     (407,958)
   6/04                 101 U.S. Treasury Note    Short               (173,233)
   -----------------------------------------------------------------------------
                                                                $     (581,191)
   -----------------------------------------------------------------------------

   At March 31, 2004, the Portfolio had sufficient cash and/or securities to cover margin requirements on open future contracts.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO as of March 31, 2004 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF NATIONAL LIMITED
MATURITY MUNICIPALS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of National Limited Maturity Municipals Portfolio (the "Portfolio"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 19, 2004

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Investment Trust, (the Trust) and National Limited Maturity Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                       POSITION(S)        TERM OF                                      NUMBER OF PORTFOLIOS
                        WITH THE        OFFICE AND                                        IN FUND COMPLEX
     NAME AND         TRUST AND THE      LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY
  DATE OF BIRTH        PORTFOLIO         SERVICE           DURING PAST FIVE YEARS            TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

James B. Hawkes       Trustee and    Trustee and Vice  Chairman, President and Chief           197              Director of EVC
11/9/41              Vice President  President of the  Executive Officer of BMR, EVC,
                                       Trust since     EVM and EV; Director of EV;
                                       1985; of the    Vice President and Director of
                                     Portfolio since   EVD. Trustee and/or officer of
                                          1992         197 registered investment
                                                       companies in the Eaton Vance
                                                       Fund Complex. Mr. Hawkes is an
                                                       interested person because of
                                                       his positions with BMR, EVM,
                                                       EVC and EV, which are
                                                       affiliates of the Trust and
                                                       Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes,         Trustee      Trustee of the   Jacob H. Schiff Professor of            197            Director of Tiffany &
III 2/23/35                            Trust since     Investment Banking Emeritus,                         Co. (specialty retailer)
                                       1986; of the    Harvard University Graduate                              and Telect, Inc.
                                     Portfolio since   School of Business                                      (telecommunication
                                           1992        Administration.                                          services company)

William H. Park          Trustee        Since 2003     President and Chief Executive           194                    None
9/19/47                                                Officer, Prizm Capital
                                                       Management, LLC (investment
                                                       management firm) (since 2002).
                                                       Executive Vice President and
                                                       Chief Financial Officer,
                                                       United Asset Management
                                                       Corporation (a holding company
                                                       owning institutional
                                                       investment management firms)
                                                       (1982-2001).

Ronald A. Pearlman       Trustee        Since 2003     Professor of Law, Georgetown            194                    None
7/10/40                                                University Law Center (since
                                                       1999). Tax Partner, Covington &
                                                       Burling, Washington, DC
                                                       (1991-2000).

Norton H. Reamer         Trustee      Trustee of the   President, Chief Executive              197                    None
9/21/35                                Trust since     Officer and a Director of
                                       1985; of the    Asset Management Finance Corp.
                                     Portfolio since   (a specialty finance company
                                          1992         serving the investment
                                                       management industry) (since
                                                       October 2003). President,
                                                       Unicorn Corporation (an
                                                       investment and financial
                                                       advisory services company)
                                                       (since September 2000).
                                                       Formerly, Chairman, Hellman,
                                                       Jordan Management Co., Inc.
                                                       (an investment management
                                                       company) (2000-2003).
                                                       Formerly, Advisory Director of
                                                       Berkshire Capital Corporation
                                                       (investment banking firm)
                                                       (2002-2003). Formerly,
                                                       Chairman of the Board, United
                                                       Asset Management Corporation
                                                       (a holding company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds (mutual
                                                       funds) (1980-2000).

                       POSITION(S)        TERM OF                                      NUMBER OF PORTFOLIOS
                        WITH THE         OFFICE AND                                       IN FUND COMPLEX
     NAME AND         TRUST AND THE       LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
  DATE OF BIRTH        PORTFOLIO          SERVICE          DURING PAST FIVE YEARS            TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Lynn A. Stout           Trustee          Since 1998    Professor of Law, University of         197                    None
9/14/57                                                California at Los Angeles
                                                       School of Law (since July 2001).
                                                       Formerly, Professor of Law,
                                                       Georgetown University Law
                                                       Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)              TERM OF
                               WITH THE               OFFICE AND
      NAME AND                TRUST AND               LENGTH OF                          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH            THE PORTFOLIO              SERVICE                           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter                President           President of the Trust      Vice President of EVM and BMR. Officer of 127
8/20/43                                               since 1990; of the        registered investment companies managed by EVM or
                                                     Portfolio since 1992       BMR.

William H. Ahern, Jr.       Vice President of             Since 1997            Vice President of EVM and BMR. Officer of 35
7/28/59                       the Portfolio                                     registered investment companies managed by EVM or
                                                                                BMR.

Robert B. MacIntosh           Vice President      Vice President of the Trust   Vice President of EVM and BMR. Officer of 127
1/22/57                                               since 1993; of the        registered investment companies managed by EVM or
                                                     Portfolio since 1992       BMR.

Alan R. Dynner                  Secretary                 Since 1997            Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                        BMR, EVM, EVD, EV and EVC. Officer of 197 registered
                                                                                investment companies managed by EVM or BMR.

William J. Austin, Jr.        Treasurer of               Since 2002(2)          Vice President of EVM and BMR. Officer of 58
12/27/51                      the Portfolio                                     registered investment companies managed by EVM or
                                                                                BMR.

James L. O'Connor              Treasurer of               Since 1988            Vice President of BMR, EVM and EVD. Officer of
4/1/45                          the Trust                                       118 registered investment companies managed by EVM
                                                                                or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Austin served as Assistant Treasurer since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

      INVESTMENT ADVISER OF NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

     ADMINISTRATOR OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                                   Providence,
                          RI 02940-9653 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                                   Boston, MA
                                   02116-5022


              EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

      This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

439-5/04                                                                  LNASRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) -(d)

Eaton Vance National Limited Maturity Municipals Fund (the "Fund") is a series of Eaton Vance Investment Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 8 series (collectively, the "Series"). This Form N-CSR relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended March 31, 2003 and March 31, 2004 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance National Limited Maturity Municipals Fund

FISCAL YEARS ENDED                                         3/31/04       3/31/03
--------------------------------------------------------------------------------
Audit Fees                                                $  11,330    $   9,682

Audit-Related Fees(1)                                     $       0    $       0

Tax Fees(2)                                               $   5,200    $   5,100

All Other Fees(3)                                         $       0    $       0
                                                          ----------------------

Total                                                     $  16,530    $  14,782
                                                          ======================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS ENDED                                         3/31/04      3/31/03
--------------------------------------------------------------------------------
Audit Fees                                                $  82,606    $  62,315

Audit-Related Fees(1)                                     $       0    $       0

Tax Fees(2)                                               $  41,600    $  38,900

All Other Fees(3)                                         $       0    $       0
                                                          ----------------------

Total                                                     $ 124,206    $ 101,215
                                                          ======================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to Eaton Vance Corp. by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS ENDED                                        3/31/04       3/31/03
--------------------------------------------------------------------------------
REGISTRANT(1)                                          $     41,600    $  38,900

EATON VANCE CORP.(2)                                   $ 452,358.37    $ 224,099

(1)  Includes all of the Series in the Trust.

(2) Each of the Series is a "feeder" fund in a "master-feeder" fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective "master" funds.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 9, 2004, the Governance Committee of the Board of Trustees formalized the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)      Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)   Treasurer's Section 302 certification.
(a)(2)(ii)  President's Section 302 certification.
(b)         Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE INVESTMENT TRUST ON BEHALF OF (EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND)


By:   /S/ Thomas J. Fetter
      --------------------
      Thomas J. Fetter
      President


Date: May 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ James L. O'Connor
      ---------------------
      James L. O'Connor
      Treasurer


Date: May 19, 2004


By:   /S/ Thomas J. Fetter
      --------------------
      Thomas J. Fetter
      President


Date: May 19, 2004